Exhibit 10.1

NOTE AND WARRANT PURCHASE AGREEMENT

This Note and Warrant Purchase Agreement, dated as of March 29, 2018 (this “Agreement”), is entered into by and among CohBar, Inc., a Delaware corporation (the “Company”) and the undersigned individual, corporation, limited liability company, partnership, trust or employee benefit plan executing this Agreement as the investor (the “Investor”), provides as follows:

RECITALS

A. The Company currently requires funds to help finance its continued operations.

B. The Investors are willing to advance funds to the Company in exchange for the issuance to them of certain promissory notes evidencing the Company’s obligation to repay the Investors’ loans of the advanced funds, all as provided in this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, and the representations, warranties, and conditions set forth below, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Issuance of Notes and Warrants.

(a) The Notes. The Company has authorized the issuance and sale to the Investors of the Company’s 8.0% Unsecured Promissory Notes due 2021 in the original aggregate principal amount of up to $5,000,000 (the “Maximum Amount”). The Promissory Notes shall be substantially in the form set forth as Exhibit A hereto and are herein referred to individually as a “Note” and collectively as the “Notes,” which terms shall also include any notes delivered in exchange or replacement therefor.

(b) The Warrants. Concurrently with the issuance of the Notes the Company will issue to each Investor a non-transferable warrant (each a “Warrant” and collectively the “Warrants”) to purchase up to that number of shares of the Company’s Common Stock as shall be equal to the aggregate original principal amount the Note purchased by such Investor divided by $5.00. Each Warrant will be issued in substantially the form set forth as Exhibit B hereto.

2. Closings. The Notes and Warrants (collectively, the “Securities”) shall be issuable in one or more closings as follows:

(a) Initial Closing. The first closing of the sale and purchase of the Securities (the “Initial Closing”) shall occur on such date, on or before March 30, 2018 (the “Initial Termination Date”), that the Company in its sole discretion chooses (the “Initial Closing Date”).

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(b) Second Closing. If the Company issues and sells less than the Maximum Amount of Notes at the Initial Closing, then the Company may issue and sell in a subsequent closing (the “Second Closing”) held no later than April 15, 2018 (the “Second Termination Date”), additional Notes in an aggregate original principal amount up to the Maximum Amount, less the aggregate original principal amount of Notes issued in the Initial Closing. The issue and sale of the Notes to Investors in the Second Closing (“Subsequent Investors”) shall take place on such date, on or before the Second Termination Date as the Company in its sole discretion chooses (the “Second Closing Date”). Any Subsequent Investor who commits to purchase Notes in the Second Closing shall execute a counterpart signature page to this Agreement and shall thereafter be bound by this Agreement as an Investor.

3. Investor Deliveries at Closing. At or prior to each Closing, each Investor participating in such Closing will deliver to the Company:

(a) The purchase price for the Notes indicated on such Investor’s signature page hereto by wire transfer to the account designated by the Company or other delivery of immediately available funds.

(b) A completed and signed Investor Questionnaire (the “Investor Questionnaire”) in the form attached hereto as Exhibit C.

(c) If the Investor is resident in Canada:

(i) a completed Canadian Accredited Investor Certificate attached hereto as Exhibit D; (the “Canadian Accredited Investor Certificate”) and

(A) if the Investor is an individual described in category (j), (k) or (l) of the Canadian Accredited Investor Certificate, a completed Form 45-106F9 - Form for Individual Accredited Investors, attached hereto as Exhibit E;

(B) if the Investor or, if applicable, the Disclosed Principal, is a Designated Corporate Placee, it either: (i) has previously filed with the TSX Venture Exchange (the “TSXV”) a Form 4C, Corporate Placee Registration Form (which can be found at https://www.tsx.com/resource/en/470), and represents and warrants that there has been no change to any of the information in the Form 4C previously filed with the Exchange up to the date of this Agreement; or (ii) hereby delivers to the Company a duly signed and completed Form 4C for filing with the TSXV. For purposes of this Agreement, “Designated Corporate Placee” means a person that is not an individual and (i) is or will on Closing become an “insider” (as such term is defined in the policies of the TSXV) of the Company; (ii) is a member of the “Aggregate Pro Group” (as such term is defined in the policies of the TSXV); or (iii) will hold 5% or more of the issued and outstanding shares of Common Stock on Closing on either an undiluted or diluted basis (calculated in accordance with the policies of the TSXV); and

(C) any other further documentation as required under the applicable securities laws or stock exchange or other regulatory authority.

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4. Company Deliveries at Closing. At each Closing the Company will issue and deliver to each Investor participating in the applicable Closing:

(a) A duly executed Note in the principal amount funded by such Investor at such Closing.

(b) A duly executed Warrant to purchase the number of shares of the Company’s common stock calculated in accordance with Section 1(b) above.

(c) The Company shall send the Notes and accompanying Warrants to the Investors at the addresses furnished to the Company for that purpose.

(d) Any Investor funds received by the Company prior to the Initial Closing Date or the Second Closing Date, as applicable, shall be held in trust by the Company for the benefit of the Investor until consummation of the applicable Closing; provided, however, that if the Initial Closing or Second Closing, as applicable, shall not have occurred on or before 5:00 PM ET on the Initial Termination Date or the Second Termination Date, respectively, then, unless the Investor directs otherwise, the Company shall promptly return such funds to the Investor and the obligations of the Company and such Investor under this Agreement shall terminate.

5. Representations and Warranties of the Company. The Company represents and warrants to each Investor that:

(a) Due Incorporation, Qualification, etc. The Company (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; (ii) has the power and authority to own, lease and operate its properties and carry on its business as now conducted; and (iii) is duly qualified, licensed to do business and in good standing as a foreign corporation in each jurisdiction where the failure to be so qualified or licensed could reasonably be expected to have a material adverse effect on the Company.

(b) Authority. The execution, delivery and performance by the Company of this Agreement, the Notes and the Warrants (the “Transaction Documents”), and the consummation of the transactions contemplated thereby (i) are within the power of the Company and (ii) have been duly authorized by all necessary actions on the part of the Company, except for corporate actions and filings necessary to effect the issuance of securities for which the Warrants may be exercised from time to time.

(c) Enforceability. Each Transaction Document executed, or to be executed, by the Company has been, or will be, duly executed and delivered by the Company and constitutes, or will constitute, a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity.

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(d) Non-Contravention. The execution and delivery by the Company of the Transaction Documents executed by the Company and the performance and consummation of the transactions contemplated thereby do not and will not (i) violate the Company’s Certificate of Incorporation or Bylaws (as amended, the “Charter Documents”) or any material judgment, order, writ, decree, statute, rule or regulation applicable to the Company; (ii) violate any provision of, or result in the breach or the acceleration of, or entitle any other Person to accelerate (whether after the giving of notice or lapse of time or both), any material mortgage, indenture, agreement, instrument or contract to which the Company is a party or by which it is bound; or (iii) result in the creation or imposition of any lien or encumbrance upon any property, asset or revenue of the Company or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization or approval applicable to the Company, its business or operations, or any of its assets or properties.

(e) Subsidiaries. The Company does not own or control, directly or indirectly, any interest in any corporation, partnership, limited liability company, association or other business entity.

(f) Approvals. No consent, approval, order or authorization of, or registration, declaration or filing with, any governmental authority or other individual or entity (including, without limitation, the shareholders of any entity) is required in connection with the execution and delivery of the Transaction Documents executed by the Company and the performance and consummation of the transactions contemplated thereby, other than such as have been obtained and remain in full force and effect and other than such qualifications or filings under applicable securities laws or policies of the TSXV as may be required in connection with the transactions contemplated by this Agreement.

(g) No Violation or Default. The Company is not in violation of or in default with respect to (i) its Charter Documents or any material judgment, order, writ, decree, statute, rule or regulation applicable to the Company; or (ii) any material mortgage, indenture, agreement, instrument or contract to which the Company is a party or by which it is bound (nor is there any waiver in effect which, if not in effect, would result in such a violation or default).

(h) Litigation. No actions (including, without limitation, derivative actions), suits, proceedings or investigations are pending or, to the knowledge of the Company, threatened in writing against the Company at law or in equity in any court or before any other governmental authority that if adversely determined (i) would (alone or in the aggregate) result in a material liability; or (ii) seeks to enjoin, either directly or indirectly, the execution, delivery or performance by the Company of the Transaction Documents or the transactions contemplated thereby.

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6. Representations and Warranties of Investors. Each Investor, for that Investor alone, represents and warrants to the Company upon the acquisition of a Note and Warrant as follows:

(a) He, she or it has answered the questions contained in the Investor Questionnaire and, as applicable, the Canadian Accredited Investor Certificate and the Form 45-106F9 - Form for Individual Accredited Investors (collectively, the “Canadian Exemption Certifications”), and made a part hereof to the best of his, her or its knowledge and the answers thereto are complete and accurate.  The Investor understands and agrees that, although such answers will be kept strictly confidential, the Company may present such Investor Questionnaire and, if applicable, the Canadian Exemption Certifications to such parties as it deems advisable if called upon to establish the availability under applicable securities laws of an exemption from registration.  The Investor agrees to indemnify the Company, its agents, officers, directors and shareholders, for any and all losses (including without limitation attorneys' fees and other costs of investigating, prosecuting, or defending any litigation claim) incurred by the Company as a result of its reliance on the representations and warranties of the Investor made in this Agreement or any answers contained in the Investor Questionnaire and, if applicable, the Canadian Exemption Certifications.

(b) If the Investor is a corporation, limited liability company, partnership, trust, or employee benefit plan, it is authorized to make the investment contemplated herein, and the person signing this Agreement on behalf of such entity has been duly authorized by such entity to do so.

(c) This Agreement has been duly authorized, executed and delivered by the Investor and constitutes the Investor’s legal, valid and binding obligation enforceable in accordance with its terms.

(d) The Investor is acquiring the Securities as principal for the Investor’s own account for investment and not with a view to resale or distribution.  The Investor understands that neither the Securities, nor the shares issuable upon exercise of the Warrants (the “Warrant Shares”) have not been, and will not be, registered under the Securities Act of 1933, as amended (the “1933 Act”), or applicable securities laws by reason of specific exemptions from the registration provisions of the 1933 Act and applicable state securities laws that depend upon, among other things, the bona fide nature of the investment intent and the accuracy of the Investor’s representations and warranties as expressed in this Agreement and in the Investor Questionnaire.

(e) The Company has advised the Investor, if the Investor is a resident of Canada, that the Company is relying on an exemption from the requirements under applicable Canadian securities laws to provide the Investor with a prospectus and that no prospectus has been filed by the Company with any securities commission in Canada in connection with the sale and issuance of the Securities, and as a consequence:

(i) the Investor is restricted from using most of the civil remedies available under applicable Canadian securities laws and certain protections, rights and remedies provided by applicable Canadian securities laws, including statutory rights of rescission or damages, will not be available to the Investor;

(ii) the Investor may not receive information that would otherwise be required to be provided to the Investor under the applicable Canadian securities laws; and

(iii) the Investor is relieved from certain obligations that would otherwise apply under the applicable Canadian securities laws.

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(f) The Investor: (i) has been furnished, has carefully read, understands the terms and conditions of, and the information contained in this Agreement (including all exhibits and all amendments thereto and hereto) and (ii) has been given the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of this Agreement, the Securities, the Company and its business.

(g) The Investor recognizes that (i) the purchase of the Securities involves a high degree of risk and has taken full cognizance of and understands such risks, (ii) that all information provided, if any, by the Company relating to its use of proceeds, financial forecasts, and other information which is not of an historical nature (“Forward-looking Information”), represents only the Company’s good faith assessment of such Forward-looking Information, and is based upon assumptions which the Company believes are reasonable, although no assurance exists that such Forward-looking Information is accurate or will be fulfilled, and (iii) that the Company has relied on the representations of the Investor as set forth in this Agreement, in the Investor Questionnaire and, if applicable, the Canadian Exemption Certificates, in determining materiality for purposes of satisfying the disclosure obligations of the Company and in determining the availability of exemptions from (a) registration requirements under applicable United States federal and state securities laws; and (b) prospectus requirements under applicable Canadian securities laws.

(h) The Investor is resident in the jurisdiction set out on the execution page of the Investor Questionnaire, which such address is the Investor’s residence or principal place of business, and such address was not obtained or used solely for the purpose of acquiring the Securities.

(i) The Investor fully understands and agrees that the Investor must bear the economic risk of the purchase of the Securities for an indefinite period of time because, among other reasons, neither the Securities nor the Warrant Shares have been registered under the 1933 Act, or the securities laws of any state, and therefore cannot be sold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the 1933 Act and applicable state securities laws or exemptions from such registration requirements are available.  The Investor further understands and agrees that the Company will not honor any attempt by the Investor to sell, pledge, transfer, or otherwise dispose of all or any portion of the Notes, Warrants or Warrant Shares in the absence of an effective registration statement under the 1933 Act and applicable state securities laws or an unqualified opinion of counsel, satisfactory in form and substance to the Company and its counsel, and obtained at the expense of the Investor, that exemptions are available therefrom with respect to such attempted disposition.

(j) The Investor acknowledges that the Warrants and the certificates representing Warrant Shares will bear a legend as of the Closing Date substantially in the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS IN ACCORDANCE WITH APPLICABLE REGISTRATION REQUIREMENTS OR AN EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE, TRANSFER, PLEDGE OR HYPOTHECATION OTHERWISE COMPLIES WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

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WITHOUT PRIOR WRITTEN APPROVAL OF TSX VENTURE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF TSX VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL FOUR MONTHS FROM THE ORIGINAL ISSUE DATE SET FORTH BELOW.

(k) The Investor, if a resident of Canada, acknowledges that the Warrants and the Warrant Shares will bear a legend as of the Closing Date substantially in the following form (and with the necessary information inserted):

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS 4 MONTHS AND A DAY AFTER [INSERT THE DISTRIBUTION DATE].

(l) The Investor (i) can bear the risk of losing the entire investment in the Securities; (ii) has overall commitments to other investments which are not readily marketable that are not disproportionate to his, her or its net worth and the investment Securities will not cause such overall commitments to become excessive; (iii) has adequate means of providing for current needs and personal contingencies and has no need for liquidity in the investment in the Securities; and (iv) has sufficient knowledge and experience in financial and business matters such that he, she or it is capable, either alone, or together with one or more advisors, of evaluating the risks and merits of investing in the Securities.

(m) The Investor has not incurred, and will not incur, directly or indirectly, as a result of any action taken by the Investor, any liability for brokerage or finder’s fees or agent’s commissions or any similar charges in connection with this Agreement.

(n) The Investor acknowledges that he, she or it must depend entirely upon his, her or its own personal advisors for tax advice concerning an investment in the Company, that the Company has not provided any information on tax matters, and that any information provided to the Investor by, or on behalf of, the Company is not to be construed as tax advice to the Investor from the Company or counsel to the Company.  The Investor will rely solely on his, her or its own personal advisors and not on any statements or representations of the Company or any of its agents and understands that the Investor (and not the Company) shall be responsible for the Investor’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

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(o) The Investor understands and agrees that the Company is issuing the Securities to him, her or it pursuant to the exemptions from federal and state securities registration requirements under the 1933 Act. In connection therewith, the Investor represents and warrants that the Investor qualifies as an “accredited investor” as such term is defined under Rule 501 of the 1933 Act (a “U.S. Accredited Investor”) and has confirmed that on the Investor Questionnaire attached hereto as Exhibit C.

(p) If a resident of Canada, the Investor also represents and warrants that the Investor:

(i) qualifies as an “accredited investor” (a “Canadian Accredited Investor”) as such term is defined in National Instrument 45-106 - Prospectus Exemptions (“NI 45-106”), and has confirmed that on the Canadian Accredited Investor Certificate and that the Investor was not created or used solely to purchase or hold securities as an Accredited Investor as described in paragraph (m) of the definition of Accredited Investor set out in the Canadian Accredited Investor Certificate; or

(ii) is not an individual and purchases as principal such number of Securities having an acquisition cost to the Investor of not less than Cdn$150,000 paid in cash at the time of Closing, such Investor also represents and warrants that the Investor was not created, or is used, solely to purchase or hold securities in reliance on the exemption from the prospectus requirement set out in subsection 2.10(1) of NI 45-106.

(iii) The Investor agrees to comply with all applicable securities laws and with the policies of the TSX Venture Exchange concerning the purchase of, the holding of, and the resale restrictions applicable to, the Securities and the Warrant Shares.  The Investor recognizes that the securities laws and regulations of certain jurisdictions, which may include the jurisdiction of which the Investor is a resident, may impose additional requirements relating to the Investor’s purchase of the Securities.  The Investor hereby agrees to execute and to comply with the terms of any additions, supplements or amendments to this Agreement which are required by the Company.

(q) The funds representing the aggregate purchase price in respect of the Securities which will be advanced by the Investor to the Company hereunder will not represent proceeds of crime for the purpose of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the “PCMLTF Act”) and the Investor acknowledges that the Company may in the future be required by law to disclose the Investor’s name and other information relating to this Agreement and the Investor’s subscription hereunder, on a confidential basis, pursuant to the PCMLTF Act; to the best of the Investor’s knowledge, none of the subscription funds to be provided hereunder (i) have been or will be obtained or derived, directly or indirectly, from or related to any activity that is deemed illegal under the laws of Canada or the United States or any other jurisdiction, or (ii) are being tendered on behalf of a person or entity who has not been identified to the Investor. The Investor shall promptly notify the Company if the Investor discovers that any such representation ceases to be true, and shall provide the Company with appropriate information in connection therewith.

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(r) The Investor acknowledges that no agency, stock exchange or governmental agency, securities commission or similar regulatory authority or other entity has reviewed or passed on or made any finding or determination as to the merits of or made any recommendation or endorsement with respect to the Securities or the Warrant Shares.

(s) The Investor acknowledges that there is no government or other insurance covering the Securities or the Warrant Shares.

(t) The Investor has no knowledge of a “material fact” or “material change” (as those terms are defined in applicable Canadian securities laws or under the 1933 Act, as applicable) in the affairs of the Company that has not been generally disclosed to the public, save knowledge of this particular transaction.

(u) The Investor’s decision to tender this offer and purchase the Securities has not been made as a result of any verbal or written representation as to fact or otherwise made by or on behalf of the Company or any other person and is based entirely upon this Agreement and currently available public information concerning the Company.

(v) The Investor acknowledges and understands that the expiry date of the Warrants may be accelerated in certain circumstances as set out in the certificate representing the Warrants, including in connection with an early prepayment of the Notes.

(w) The representations and warranties made in this Agreement, the Investor Questionnaire and, if applicable, the Canadian Exemption Certifications, as well as all other information that the Investor has provided to the Company, either directly or indirectly, concerning the Investor’s financial position and knowledge of financial and business matters, is correct and complete as of the date hereof, and if there should be any material change in such information prior to the issuance to Investor of the Shares, Investor will immediately notify the Company.

7. Conditions to Closing of the Investors. Each Investor’s obligations at the applicable Closing are subject to the fulfillment, on or prior to the Initial Closing Date or the Second Closing Date, as applicable, of all of the following conditions:

(a) Representations and Warranties. The representations and warranties made by the Company in Section 5 hereof shall have been true and correct when made, and shall be true and correct on the applicable Closing Date.

(b) Governmental Approvals and Filings. Except for any notices required or permitted to be filed after the applicable Closing Date with the TSXV and with certain federal and state securities commissions, the Company shall have obtained all governmental and stock exchange approvals required in connection with the lawful sale and issuance of the Notes and Warrants.

(c) Legal Requirements. At the applicable Closing, the sale and issuance by the Company, and the purchase by the Investors, of the Notes and Warrants shall be legally permitted by all laws and regulations to which the Investors or the Company are subject.

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(d) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the applicable Closing and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Investors.

(e) Transaction Documents. The Company shall have duly executed and delivered to the Investor the following documents:

(i) This Agreement; and

(ii) The Note and Warrant to be issued to such Investor at the applicable Closing.

8. Conditions to Obligations of the Company. The Company’s obligation to issue and sell the Notes and Warrants at the Closing is subject to the fulfillment, on or prior to the applicable Closing Date, of the following conditions, any of which may be waived in whole or in part by the Company:

(a) Representations and Warranties. The representations and warranties made by the applicable Investors in Section 6 hereof shall be true and correct when made, and shall be true and correct on the applicable Closing Date.

(b) Governmental Approvals and Filings. Except for any notices required or permitted to be filed after the Closing Date with certain federal and state securities commissions, the Company shall have obtained all governmental approvals required in connection with the lawful sale and issuance of the Securities.

(c) TSXV Approval. The Company shall have received conditional approval for the issuance and sale of the Securities from the TSXV.

(d) Purchase Price. Each Investor shall have delivered to the Company the Purchase Price in respect of the Note and Warrant being purchased by such Investor.

9. Registration. The Company covenants to use its commercially reasonable efforts to file and have declared effective by the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-3 registering the resale in the United States by the Investors of the Warrant Shares within 120 days after the Closing. Investors who are residents of Canada acknowledge that such Warrant Shares will be subject to a hold period in Canada expiring on the date 4 months and a day after the applicable Closing Date under applicable Canadian securities laws, regardless of whether or not the Company has an effective registration statement covering the resale of such Warrant Shares in the United States.

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10. Miscellaneous.

(a) Personal Information.  If the Investor is a resident of a jurisdiction of Canada and is an individual, the Investor authorizes the indirect collection of the Personal Information by the securities regulatory authority or regulator (each as defined in National Instrument 14-101 - Definitions) and confirms that the Investor has been notified by the Company: (a) that the Company will be delivering the Personal Information to the securities regulatory authority or regulator; (b) that the Personal Information is being collected by the securities regulatory authority or regulator under the authority granted in applicable securities laws; (c) that the Personal Information is being collected for the purposes of the administration and enforcement of applicable securities laws; and (d) that the title, business address and business telephone number of the public official who can answer questions about the securities regulatory authority’s or regulator’s indirect collection of the Personal Information is as set out in Exhibit F.

(b) Applicable Law; Venue.  This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware without reference to the choice of law principles of any jurisdiction. THE INVESTOR IRREVOCABLY AND UNCONDITIONALLY CONSENTS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF DELAWARE AND OF THE UNITED STATES LOCATED IN THE STATE OF DELAWARE, IN CONNECTION WITH ANY SUIT, ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR THE OFFERING AND AGREES NOT TO COMMENCE ANY SUIT, ACTION, OR PROCEEDING RELATING THERETO EXCEPT IN SUCH COURTS.

(c) Binding Effect.  Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, executors, administrators, successors, legal representatives and assigns.

(d) Notice.  All notices and other communications required or permitted hereunder or necessary or convenient in connection herewith shall be in writing and shall be deemed to have been given three business days after the date mailed when mailed by registered or certified mail, postage prepaid, or the next business day if sent by special courier such as FedEx (except that notice of change of address shall be deemed given only when received), to the address shown on the Company's records, in the case of the Investor, and of the Company’s registered office, in the case of the Company, or to such other names or addresses as the Company or the Investor, as the case may be, shall designate by notice to the other party in the manner specified in this Section.

(e) Severability.  If any provision of this Agreement or application thereof to anyone or under any circumstances is adjudicated to be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect any other provisions or applications of this Agreement that can be given effect without the invalid or unenforceable provision or application and shall not invalidate or render unenforceable the invalid or unenforceable provision in any other jurisdiction or under any other circumstance.

(f) Entire Agreement.  This Agreement, and the Securities purchased hereunder, constitute the entire agreement by and between the parties pertaining to the subject matter hereof and supersede all prior and contemporaneous understandings of the parties.

(g) Counterparts.  This Agreement may be executed in any number of counterparts, and any party hereto may execute such counterpart, each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute one and the same instrument.  This Agreement shall become binding when either this Agreement or two or more counterparts hereto shall have been executed and delivered by the parties hereto

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(h) Variation in Pronouns.  All pronouns shall be deemed to refer to masculine, feminine, neuter, singular, or plural, as the identity of the person or persons may require.

(i) Counsel.  This Agreement and all other agreements related to the issue and sale of the Notes and Warrants (the “Offering Agreements”) have been prepared by Garvey Schubert Barer, P.C., as counsel solely to the Company (“Counsel”), after full disclosure of its representation of the Company and with the consent and direction of the Company and the Investor.  The Investor has reviewed the contents of the Offering Agreements and fully understands their terms.  The Investor acknowledges that he, she or it is fully aware of his, her or its right to the advice of counsel independent from that of the Company, that Counsel has advised the Investor of such right and disclosed to the Investor the risks in not seeking such independent advice, and that he, she or it understands the potentially adverse interests of the parties with respect to the Offering Agreements.  The Investor further acknowledges that no representations have been made with respect to the tax or other consequences of the Offering Agreements to the Investor and that he, she or it has been advised of the importance of seeking independent counsel with respect to such consequences.  By executing this Agreement, the Investor represents that he, she or it has, after being advised of the potential conflicts between the Investor and the Company with respect to the future consequences of the Offering Agreements, either consulted independent legal counsel or elected, notwithstanding the advisability of seeking such independent legal counsel, not to consult such independent legal counsel.

[SIGNATURES APPEAR ON THE FOLLOWING PAGES]

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SIGNATURE PAGE TO NOTE AND WARRANT PURCHASE AGREEMENT

IN WITNESS WHEREOF, this Note and Warrant Purchase Agreement has been duly executed by the duly authorized officer of the Company and the undersigned Investor or its duly authorized signatory, as the case may be, as of the date first written beneath the signature of such officer of the Company below.

Subscription	Signature

Principal Amount of Notes:
$ ____________________________________________
(Print or type name of the Investor exactly as securities should be registered)
Social Security or
Federal Tax Identification No.:
By:

(Signature)

Typed or printed name and address of the Investor:

(Name of above signatory)

E-mail address:
(Title, if applicable)

Consent to receive notices by e-mail:	(Additional Signature, if applicable, e.g., joint tenants)

Yes ☐ No ☐
(Name of additional signatory)

IMPORTANT NOTE:

ALL INVESTORS MUST ALSO COMPLETE THE INVESTOR QUESTIONNAIRE ATTACHED AS EXHIBIT C. Additionally, INVESTORS RESIDENT IN CANADA MUST COMPLETE THE CANADIAN ACCREDITED INVESTOR CERTIFICATE ATTACHED AS EXHIBIT D AND, IF APPLICABLE, THE FORM FOR INDIVIDUAL ACCREDITED INVESTORS ATTACHED AS
EXHIBIT E.

 IN WITNESS WHEREOF, CohBar, Inc. hereby accepts the above subscription, as of the date set forth below:

COHBAR, INC.

By:
Name:	Jeffrey Biunno
Title:	Chief Financial Officer

Date:

Exhibit A

FORM OF NOTE

[intentionally omitted]

Exhibit B

FORM OF WARRANT

[intentionally omitted]

EXHIBIT C

INVESTOR QUESTIONNAIRE

The information contained herein is being furnished to CohBar, Inc., a Delaware corporation (the “Company”), in order for the Company to determine whether the undersigned’s subscription for the promissory notes (the “Notes”) and common stock purchase warrants (the “Warrants” and together with the Notes, the “Securities”) of the Company may be accepted pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”) and/or Rule 506 of Regulation D promulgated thereunder (“Regulation D”). The Securities are being offered without registration under the 1933 Act or the securities laws of any state or any other jurisdiction. Under the 1933 Act and/or certain state securities laws, the Company may be required to determine that an individual, an investing entity and/or each individual equity owner of an investing entity meets certain suitability requirements before selling the Securities to such individual or entity.

The undersigned Investor understands that: (i) the Company will rely upon the following information; (ii) the Securities and the Common Stock issuable upon conversion and exercise of the Warrants (the “Warrant Shares”) will not be registered under the 1933 Act in reliance upon the exemptions from registration provided by Section 4(2) of the 1933 Act and/or Rule 506 of Regulation D (although the Company has agreed to use its commercially reasonable efforts to register the resale of the Warrant Shares); (iii) this Confidential Investor Questionnaire is not an offer to sell or a solicitation of any offer to buy or sell the Securities or any other securities to the undersigned; and (iv) no subscription for any of the Securities will be accepted unless the Subscriber is an Accredited Investor.

Your answers will be kept strictly confidential. However, by signing this Questionnaire, you agree that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish the Company’s entitlement to an exemption under the 1933 Act or any applicable state securities laws.

PLEASE ANSWER ALL QUESTIONS

If the appropriate answer is “None” or “Not Applicable”, so state. Attach additional sheets if necessary to complete your answers to any item. The undersigned makes the following representations and warranties:

1.

Name: _______________________________________________________________________________________

Name of spouse or additional purchaser:_____________________________________________________________

If an Entity, type of Entity (e.g. Corporation, LLC, Partnership, Trust, etc.) and State of Organization:

________________________________________________________________ State:_______________________

Date of Birth or Date of Trust:_____________________________________________________________________

2.

Home address or, if other than an individual, principal office address:____________________________________

Telephone number:_________________________________________________________________________

Social Security Number:______________________________________________________________________

Tax Identification Number:____________________________________________________________________

3.	The undersigned is an accredited investor (as defined in Rule 501(a) of Regulation D) because the undersigned is (check each appropriate description):

_________	a natural person whose individual net worth, or joint net worth with that person's spouse, at the time of purchase exceeds $1,000,000, excluding the value of the primary residence of such natural person, calculated by subtracting from the estimated fair value of the property the amount of debt secured by the property, up to the estimated fair market value of the property;

_________	a natural person who had individual income exceeding $200,000 in each of the two most recent years or joint income with that person’s spouse exceeding $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

_________	a broker-dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended.

_________	an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, not formed for the specific purpose of acquiring the Securities, with total assets exceeding $5,000,000.

_________	a corporation, Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Securities, with total assets exceeding $5,000,000.

_________	a trust, not formed for the specific purpose of acquiring the Securities, with total assets exceeding $5,000,000 and whose purchase is directed by a “sophisticated person,” as defined in Rule 506(b)(2)(ii) of Regulation D.

(For the purposes of this questionnaire, a “sophisticated person” means any person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment.)

_________	an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended, and (i) investment decisions for such plan are made by a plan fiduciary, as defined in Section 3(21) of such Act, which is a bank, savings and loan association, insurance company or registered investment adviser or (ii) such plan has total assets exceeding $5,000,000 or (iii) if a self directed plan, investment decisions are made solely by accredited investors.

_________	an entity in which all of the equity owners are accredited investors.

_________	a member of the Board of Directors or an executive officer of the Company.

_________	a bank as defined in Section 3(a)(2) of the 1933 Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act, whether acting in its individual or fiduciary capacity.

_________	an insurance company as defined in Section 2(13) of the 1933 Act.

_________	an investment company registered under the Investment Company Act of 1940, as amended (the “ICA”).

_________	a business development company as defined in Section 2(a)(48) of the ICA.

_________	a Small Business Investment Company licensed by the Small Business Administration under Section 301(c) of the Small Business Investment Act of 1958, as amended.

_________	a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.

_________	a plan which has total assets in excess of $5,000,000 and which is established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees.

_________	a revocable trust which may be amended or revoked at any time by the grantors thereof, and all such grantors are Accredited Investors.

_________	an Accredited Investor for the following reasons (describe reasons, if not previously provided):

4.	The undersigned, if a resident of Canada, is one or more of the following:

(complete only if resident of Canada, check each appropriate description):

_________

(a)  purchasing the Securities as principal and is an “Accredited Investor” within the meaning of National Instrument 45-106 entitled “Prospectus Exemptions” (“NI 45-106”);

(Important Note: You must also complete the Canadian Accredited Investor Certificate attached as Exhibit D and, if applicable, the Canadian Individual Accredited Investor Form at Exhibit E).

________	(b) a non-individual purchasing as principal such number of Securities having an acquisition cost to the Investor of not less than Cdn$150,000 paid in cash at the time of Closing; or

_________	(c) purchasing the Securities as principal and is (check the appropriate box below)

☐	(i)	a director, executive officer or control person of the Company (as such terms are defined in NI 45-106) or of an affiliate of the Company; or

☐	(ii)	a spouse (as such term is defined in NI 45-106), parent, grandparent, brother, sister, child or grandchild of _________________ [insert name], a person referred to in (i) above; or

☐	(iii)	a parent, grandparent, brother, sister, child or grandchild of _________________ [insert name], the spouse of a person referred to in (i) above; or

☐	(iv)	a close personal friend of _________________ [insert name], a person referred to in (i) above; or

☐	(v)	a close business associate of _________________ [insert name], a person referred to in (i) above; or

☐	(vi)	a founder of the Company or a spouse, parent, grandparent, brother, sister, child, grandchild, close personal friend or close business associate of _________________ [insert name], a founder of the Company; or

☐	(vii)	a parent, grandparent, brother, sister, child or grandchild of _________________ [insert name], the spouse of a founder of the Company; or

☐	(viii)	a person of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons described in (i) to (vii) above; or

☐	(ix)	a trust or estate of which all the beneficiaries or a majority of the trustees or executors are persons described in (i) to (vii) above.

(Important Note: If you are purchasing Securities under paragraph 4(c) and are a resident of Ontario or Saskatchewan you must also complete a risk acknowledgement form in Form 45-106F12 or 45-106F5, respectively. Please contact the Company for a copy of these forms).

5.	If the undersigned, is a resident of Canada, check the following, if applicable (complete only if resident of Canada):

_________	the undersigned is a registrant pursuant to applicable Canadian securities laws; and/or

________	the undersigned is an insider of the Company pursuant to applicable Canadian securities laws.

SIGNATURE PAGE TO INVESTOR QUESTIONNAIRE

The undersigned represents and warrants to the Company that foregoing responses are complete and accurate. The undersigned will provide such further information as may be requested by the Company to verify the foregoing. The undersigned will notify the Company in writing regarding any material change in its responses prior to the Closing of the purchase of Securities by the undersigned. Absent such notification, the issuance of the Securities shall be deemed to be an automatic affirmation by the undersigned of the truth and accuracy or the statements and information set forth above.

Date: _________________

(Exact name of Investor)

By:
(Signature)

(Name of above signatory)

(Title, if applicable)

(Additional Signature, if applicable, e.g., joint tenants)

(Name of Additional Signatory)

EXHIBIT D

CANADIAN ACCREDITED INVESTOR CERTIFICATE

TO BE COMPLETED ONLY IF THE INVESTOR IS RESIDENT IN CANADA

TO: CohBar, Inc.  (the “Company”)

In connection with the issuance by the Company of common stock and warrants to the undersigned, the undersigned hereby represents, warrants and certifies to the Company that:

1.	the undersigned is an “Accredited Investor” as defined in NI 45-106 or section 73.3 of the Securities Act (Ontario), on the basis that the undersigned fits within the category of Accredited Investor which the undersigned has indicated below; and
2.	the undersigned was not created and is not being used solely to purchase or hold securities as an Accredited Investor described in paragraph (m) below.

The undersigned has indicated below the categories which the undersigned satisfies in order to qualify as an “Accredited Investor” [Please initial or place a checkmark above the line to the left of each applicable item, complete the relevant information, if applicable, and sign this certificate].

_____ (a)	a Schedule I, II or III bank, or a Canadian financial institution

_____ (b)	the Business Development Bank of Canada

_____ (c)	a subsidiary of any person referred to in paragraph (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary

_____ (d)	a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer

_____ (e)	an individual registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d)

_____ (e.1)	an individual formerly registered under the securities legislation of a jurisdiction of Canada, other than an individual formerly registered solely as a representative of a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador)

_____ (f)	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada

_____ (g)	a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec

_____ (h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government

_____ (i)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada

{Note: If you are an accredited investor described in paragraphs (j), (k) or (l) below you must also deliver a completed Form 45-106F9 –Form for Individual Accredited Investors (Exhibit D).}

_____ (j)	an individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds Cdn$1,000,000

{Note: Financial assets include cash and securities, but do not include a personal residence – see the definition of “financial assets” later in this certificate. Financial assets are generally liquid or relatively easy to liquidate. You must subtract any liabilities related to your financial assets to calculate your net financial assets—see the definition of “related liabilities”. Financial assets held in a group RRSP under which you do not have the ability to acquire the financial assets and deal with them directly are not considered to be beneficially owned by you.

_____ (j.1)	an individual who beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds Cdn$5,000,000

{Note: The financial assets of your spouse (including financial assets in a spousal RRSP) cannot be included in the calculation of net financial assets under this paragraph (j.1).}

_____ (k)	an individual whose net income before taxes exceeded Cdn$200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded Cdn$300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year

_____ (l)	an individual who, either alone or with a spouse, has net assets of at least Cdn$5,000,000

{Note: To calculate net assets, take the value of your total assets (which may include a personal residence) and subtract your total liabilities (which may include a mortgage). The value attributed to assets should reasonably reflect their estimated fair value. Income tax should be considered a liability if the obligation to pay it is outstanding at the time of the subscription.}

_____ (m)	a person, other than an individual or investment fund, that has net assets of at least Cdn$5,000,000 as shown on its most recently prepared financial statements

_____ (n)	an investment fund that distributes or has distributed its securities only to:

(i)	a person that is or was an accredited investor at the time of the distribution;

(ii)	a person that acquires or acquired securities in the circumstances referred to in sections 2.10 (Minimum amount investment), or 2.19 (Additional investment in investment funds) of NI 45-106; or

(iii)	a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 (Investment fund reinvestment) of NI 45-106

_____ (o)	an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt

_____ (p)	a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be

_____ (q)	a person acting on behalf of a fully managed account managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction

_____ (r)	a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded

_____ (s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function

_____ (t)	a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors

{Note: If you have initialed this paragraph (t), name each owner of an interest, and indicate the category of accredited investor into which that person fits (by reference to the paragraph numbers in this Exhibit D). If a person named below is a director required by law to own a voting security, and that person is not an accredited investor, indicate “director” under Category.}

Name:___________________ Category: __________________

_____ (u)	a trust established by an accredited investor for the benefit of the accredited investor’s family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor’s spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor’s spouse or of that accredited investor’s former spouse

{Note: If you have initialed this paragraph (u), name the person who established the trust and each trustee, and indicate the category of accredited investor into which that person fits (by reference to the paragraph numbers in this Exhibit D). If a person named below is not an accredited investor, indicate “N/A” under Category.}

Person who established trust: ___________ Category: _________

Trustee(s): ___________________________________________

_____ (v)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser

_____ (w)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as an accredited investor

[Signature Page Follows]

SIGNATURE PAGE TO CANADIAN ACCREDITED INVESTOR CERTIFICATE

The undersigned represents and warrants to the Company that foregoing responses are complete and accurate. The undersigned will provide such further information as may be requested by the Company to verify the foregoing. The undersigned will notify the Company in writing regarding any material change in its responses prior to the Closing of the purchase of Securities by the undersigned. Absent such notification, the issuance of the Securities shall be deemed to be an automatic affirmation by the undersigned of the truth and accuracy or the statements and information set forth above.

Date: _________________

(Exact name of Investor)

By:
(Signature)

(Name of above signatory)

(Title, if applicable)

(Additional Signature, if applicable, e.g., joint tenants)

(Name of Additional Signatory)

Appendix to Canadian Accredited Investor Certificate – Definitions

As used in this certificate, the following terms have the following meanings.

“Canadian financial institution” means:

(a)	an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act; and
(b)	in Ontario, also means a loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative or credit union league or federation that is authorized by a statute of Canada or Ontario to carry on business in Canada or Ontario, as the case may be; and
(c)	outside of Ontario, also means a loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada.

“eligibility adviser” means:

(a)	a person that is registered as an investment dealer and authorized to give advice with respect to the type of security being distributed; and
(b)	in Manitoba, also means a lawyer who is a practicing member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants in a jurisdiction of Canada provided that the lawyer or public accountant must not:
	(i)	have a professional, business or personal relationship with the issuer, or any of its directors, executive officers, founders or control persons; and
	(ii)	have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the issuer or any of its directors, executive officers, founders or control persons within the previous 12 months.

“executive officer” means, for an issuer, an individual who is:

(a)	a chair, vice-chair or president;

(b)	a vice-president in charge of a principal business unit, division or function including sales, finance or production; or

(c)	performing a policy-making function in respect of the issuer.

“financial assets” means:

(a)	cash;

(b)	securities; or

(c)	a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation.

“foreign jurisdiction” means a country other than Canada or a political subdivision of a country other than Canada.

“founder” means, in respect of an issuer, a person who:

(a)	acting alone, in conjunction, or in concert with one or more persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the issuer; and

(b)	at the time of the distribution or trade is actively involved in the business of the issuer.

“investment fund” has the same meaning as in National Instrument 81-106 — Investment Fund Continuous Disclosure and means a mutual fund or a non-redeemable investment fund.

“jurisdiction of Canada” means a province or territory of Canada.

“non-redeemable investment fund” means an issuer:

(a)	whose primary purpose is to invest money provided by its securityholders;

(b)	that does not invest:

(i)	for the purpose of exercising or seeking to exercise control of an issuer, other than an issuer that is a mutual fund or a non-redeemable investment fund; or

(ii)	for the purpose of being actively involved in the management of any issuer in which it invests, other than an issuer that is a mutual fund or a non-redeemable investment fund; and

(c)	that is not a mutual fund.

“person” includes:

(a)	an individual;

(b)	a corporation;

(c)	a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not; and

(d)	an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative.

“related liabilities” means:

(a)	liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets; or

(b)	liabilities that are secured by financial assets.

“spouse” means an individual who:

(a)	is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual;

(b)	is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender; or

(c)	in Alberta, is an individual referred to in paragraph (a) or (b), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta).

“subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.

EXHIBIT E

FORM 45-106F9

FORM FOR INDIVIDUAL CANADIAN ACCREDITED INVESTORS

THIS EXHIBIT E MUST BE COMPLETED IF THE INVESTOR IS AN INDIVIDUAL RESIDENT OF CANADA DESCRIBED IN CATEGORY (j), (k) OR (l) OF THE CANADIAN ACCREDITED INVESTOR CERTIFICATE.

WARNING! This investment is risky. Don’t invest unless you can afford to lose all the money you pay for this investment.
SECTION 1 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
1. About your investment
Type of securities: Notes and Warrants	Issuer: CohBar, Inc.
Purchased from: CohBar, Inc.
SECTIONS 2 TO 4 TO BE COMPLETED BY THE PURCHASER
2. Risk acknowledgement
This investment is risky. Initial that you understand that:	Your initials
Risk of loss – You could lose your entire investment of $_____________________. (Instruction: Insert the total dollar amount of the investment.)
Liquidity risk – You may not be able to sell your investment quickly – or at all.
Lack of Information – You may receive little or no information about your investment.
Lack of advice – You will not receive advice from the salesperson about whether this investment is suitable for you unless the salesperson is registered. The salesperson is the person who meets with, or provides information to, you about making this investment. To check whether the salesperson is registered, go to www.aretheyregistered.ca.
3. Accredited investor status
You must meet at least one of the following criteria to be able to make this investment. Initial the statement that applies to you. (You may initial more than one statement.) The person identified in section 6 is responsible for ensuring that you meet the definition of accredited investor. That person, or the salesperson identified in section 5, can help you if you have questions about whether you meet these criteria.	Your initials
•Your net income before taxes was more than Cdn$200,000 in each of the 2 most recent calendar years, and you expect it to be more than Cdn$200,000 in the current calendar year. (You can find your net income before taxes on your personal income tax return.)
•Your net income before taxes combined with your spouse’s was more than Cdn$300,000 in each of the 2 most recent calendar years, and you expect your combined net income before taxes to be more than Cdn$300,000 in the current calendar year.
•Either alone or with your spouse, you own more than Cdn$1 million in cash and securities, after subtracting any debt related to the cash and securities.
•Either alone or with your spouse, you have net assets worth more than Cdn$5 million. (Your net assets are your total assets (including real estate) minus your total debt.)
4. Your name and signature
By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form.
First and last name (please print):
Signature:	Date:
SECTION 5 TO BE COMPLETED BY THE SALESPERSON
5. Salesperson information
(Instruction: The salesperson is the person who meets with, or provides information to, the purchaser with respect to making this investment. That could include a representative of the issuer or selling security holder, a registrant or a person who is exempt from the registration requirement.)
First and last name of salesperson (please print):
Telephone:	Email:
Name of firm (if registered):
SECTION 6 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
6. For more information about this investment

CohBar, Inc.

Attn: Jeffrey Biunno, Chief Financial Officer

1455 Adams Drive, Suite 2050

Menlo Park, CA 94025
Phone: (650) 446-7888, Ext. 109

For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www.securities-administrators.ca.

(The Investor should keep one copy of this form (signed by the Investor) for the Investor’s records.)

EXHIBIT F
CONTACT INFORMATION

Alberta Securities Commission Suite 600, 250—5th Street SW Calgary, Alberta T2P 0R4 Telephone: (403) 297-6454 Toll free in Canada: 1-877-355-0585 Facsimile: (403) 297-2082	British Columbia Securities Commission
P.O. Box 10142, Pacific Centre
701 West Georgia Street
Vancouver, British Columbia  V7Y 1L2
Inquiries: (604) 899-6854
Toll free in Canada: 1-800-373-6393
Facsimile: (604) 899-6581
Email: inquiries@bcsc.bc.ca
The Manitoba Securities Commission 500-400 St. Mary Avenue Winnipeg, Manitoba R3C 4K5 Telephone: (204) 945-2548 Toll free in Manitoba: 1-800-655-5244 Facsimile: (204) 945-0330	Financial and Consumer Services Commission (New Brunswick)
85 Charlotte Street, Suite 300
Saint John, New Brunswick  E2L 2J2
Telephone: (506) 658-3060
Toll free in Canada: 1-866-933-2222
Facsimile: (506) 658-3059
Email: info@fcnb.ca
Government of Newfoundland and Labrador
Financial Services Regulation Division
P.O. Box 8700
Confederation Building
2nd Floor, West Block
Prince Philip Drive
St. John’s, Newfoundland and Labrador A1B 4J6
Attention: Director of Securities
Telephone: (709) 729-4189
Facsimile: (709) 729-6187	Government of the Northwest Territories
Office of the Superintendent of Securities
P.O. Box 1320
Yellowknife, Northwest Territories  X1A 2L9
Attention: Deputy Superintendent, Legal & Enforcement
Telephone: (867) 920-8984
Facsimile: (867) 873-0243
Nova Scotia Securities Commission Suite 400, 5251 Duke Street Duke Tower P.O. Box 458 Halifax, Nova Scotia B3J 2P8 Telephone: (902) 424-7768 Facsimile: (902) 424-4625	Government of Nunavut Department of Justice Legal Registries Division P.O. Box 1000, Station 570 1st Floor, Brown Building Iqaluit, Nunavut X0A 0H0 Telephone: (867) 975-6590 Facsimile: (867) 975-6594
Ontario Securities Commission
20 Queen Street West, 22nd Floor
Toronto, Ontario  M5H 3S8
Telephone: (416) 593-8314
Toll free in Canada: 1-877-785-1555
Facsimile: (416) 593-8122
Email: exemptmarketfilings@osc.gov.on.ca
Public official contact regarding indirect collection of information: Inquiries Officer	Prince Edward Island Securities Office 95 Rochford Street, 4th Floor Shaw Building P.O. Box 2000 Charlottetown, Prince Edward Island C1A 7N8 Telephone: (902) 368-4569 Facsimile: (902) 368-5283
Autorité des marchés financiers
800, Square Victoria, 22e étage
C.P. 246, Tour de la Bourse
Montréal, Québec  H4Z 1G3
Telephone: (514) 395-0337 or 1-877-525-0337
Facsimile: (514) 864-6381 (For privacy requests only)
Email: financementdessocietes@lautorite.qc.ca
(For corporate finance issuers);
fonds_dinvestissement@lautorite.qc.ca (for investment fund issuers)	Financial and Consumer Affairs Authority of Saskatchewan Suite 601—1919 Saskatchewan Drive Regina, Saskatchewan S4P 4H2 Telephone: (306) 787-5879 Facsimile: (306) 787-5899
Government of Yukon Department of Community Services Law Centre, 3rd Floor 2130 Second Avenue Whitehorse, Yukon Y1A 5H6 Telephone: (867) 667-5314 Facsimile: (867) 393-6251